UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 27, 2004

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 303-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On December 27, 2004, JPMorgan Chase Bank (“JPMorgan”), Abetterwayhome Finance, LLC (“Finance”), and HomeBanc Funding Corp. (“Funding”) entered into Amendment No. 5 (the “JPMorgan Amendment”) to their existing $500 million uncommitted master repurchase agreement dated as of March 8, 2004, as amended (the “JPMorgan aggregation facility”). The JPMorgan Amendment (1) permits Finance and Funding to use the facility to purchase adjustable-rate mortgage loans from both HomeBanc Corp. (“HomeBanc”) and HomeBanc Mortgage Corporation (“HBMC”) and to aggregate these mortgage loans to be held for investment, (2) permits the financing of 7/6, 5/6 and 3/6 adjustable rate mortgage loans up to the sublimit of 50% of the aggregate purchases under the JPMorgan aggregation facility, (3) permits the financing of Alt-A mortgage loans up to $150 million and (4) provides that all transfers of mortgage loans to Finance and Funding after HomeBanc’s initial public offering in July 2004 were made on a servicing released basis. In connection with the JPMorgan Amendment, HomeBanc, Finance, Funding and HBMC also entered into Amendment No. 2 and Joinder to Purchase, Warranties and Servicing Agreement (the “JPMorgan Joinder”), pursuant to which HomeBanc became a party to the existing purchase, warranties and servicing agreement utilized in connection with the JPMorgan aggregation facility. HBMC, Funding and Finance are subsidiaries of HomeBanc. Copies of the JPMorgan Amendment and the JPMorgan Joinder are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by this reference.

On December 27, 2004, Bear Stearns Mortgage Capital Corporation (“Bear Stearns”), Abetterwayhome Finance, LLC, II (“Finance II”), and HomeBanc Funding Corp. II (“Funding II”) entered into Amendment No. 3 (the “Bear Stearns Amendment”) to their existing $300 million uncommitted master repurchase agreement dated as of April 29, 2004 (the “Bear Stearns aggregation facility”). The Bear Stearns Amendment (1) permits Finance II and Funding II to use the facility to purchase adjustable-rate mortgage loans from both HomeBanc. and HBMC and to aggregate those mortgage loans to be held for investment, (2) permits the financing of second lien mortgage loans and (3) provides that all transfers of mortgage loans to Finance II and Funding II after HomeBanc’s initial public offering in July 2004 were made on a servicing released basis. In connection with the Bear Stearns Amendment, HomeBanc, Finance II, Funding II and HomeBanc Mortgage also entered into Amendment No. 2 and Joinder to Purchase, Warranties and Servicing Agreement (the “Bear Stearns Joinder”), pursuant to which HomeBanc became a party to, and may directly sell mortgage loans under, the existing purchase, warranties and servicing agreement utilized in connection with the Bear Stearns aggregation facility. HBMC, Funding II and Finance II are subsidiaries of HomeBanc. Copies of the Bear Stearns Amendment and the Bear Stearns Joinder are attached hereto as Exhibits 10.3 and 10.4, respectively, and are incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1	Amendment No. 5 to Master Repurchase Agreement, dated December 27, 2004, by and among JPMorgan Chase Bank, Abetterwayhome Finance, LLC, and HomeBanc Funding Corp.

10.2	Amendment No. 2 and Joinder to Purchase, Warranties and Servicing Agreement, dated as of December 27, 2004, by and between Abetterwayhome Finance, LLC, HomeBanc Funding Corp., HomeBanc Mortgage Corporation and HomeBanc Corp.

10.3	Amendment No. 3 to Master Repurchase Agreement, dated as of December 27, 2004, by and between Bear Stearns Mortgage Capital Corporation, Abetterwayhome Finance, LLC, II, and HomeBanc Funding Corp. II.

10.4	Amendment No. 2 and Joinder to Purchase, Warranties and Servicing Agreement, dated as of December 27, 2004, by and between Abetterwayhome Finance, LLC, II, HomeBanc Funding Corp. II, HomeBanc Mortgage Corporation and HomeBanc Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMEBANC CORP.

/s/ Alana L. Griffin
Alana L. Griffin
Senior Vice President, Assistant
General Counsel & Assistant Secretary

Date: December 29, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Amendment No. 5 to Master Repurchase Agreement, dated December 27, 2004, by and among JPMorgan Chase Bank, Abetterwayhome Finance, LLC, and HomeBanc Funding Corp.

10.2	Amendment No. 2 and Joinder to Purchase, Warranties and Servicing Agreement, dated as of December 27, 2004, by and between Abetterwayhome Finance, LLC, HomeBanc Funding Corp., HomeBanc Mortgage Corporation and HomeBanc Corp.

10.3	Amendment No. 3 to Master Repurchase Agreement, dated as of December 27, 2004, by and between Bear Stearns Mortgage Capital Corporation, Abetterwayhome Finance, LLC, II, and HomeBanc Funding Corp. II.

10.4	Amendment No. 2 and Joinder to Purchase, Warranties and Servicing Agreement, dated as of December 27, 2004, by and between Abetterwayhome Finance, LLC, II, HomeBanc Funding Corp. II, HomeBanc Mortgage Corporation and HomeBanc Corp.